UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 21, 2006


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


       Maryland                   001-09279                     13-3147497
       -------------------------------------------------------------------
       (State or other      (Commission file No.)            (IRS Employer
        jurisdiction of                                          I.D. No.)
         incorporation)


        60 Cutter Mill Road, Suite 303, Great Neck, New York        11021
        -----------------------------------------------------------------
             (Address of principal executive offices)          (Zip code)

                                  516-466-3100
                                  ------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        --        Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

        --        Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

        --        Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

        --        Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 21, 2006, the registrant issued a press release regarding notification from the Securities and Exchange Commission of a formal order of investigation. A copy of the press release is annexed hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired. Not applicable.

         (b) Pro Forma Financial Information. Not applicable.

         (c) Shell Company Transactions. Not applicable.

         (d) Exhibits.

             99.1   Press release of the registrant issued on June 21, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ONE LIBERTY PROPERTIES, INC.



Date:     June 21, 2006        By:  /s/ David W. Kalish
                               -----------------------------------
                               David W. Kalish
                               Senior Vice President and
                               Chief Financial Officer

                                                            EXHIBIT 99.1


                          ONE LIBERTY PROPERTIES, INC.
                         60 Cutter Mill Road - Suite 303
                           Great Neck, New York 11021
                          www.onelibertyproperties.com

                             Telephone 516.466.3100
                             Telecopier 516.466.3132

                 ONE LIBERTY PROPERTIES RECEIVES NOTIFICATION OF
                        FORMAL INVESTIGATION FROM THE SEC

Great Neck, New York - June 21, 2006 - One Liberty Properties, Inc. (NYSE:OLP) today announced that in connection with an investigation that commenced in July 2005, at which time the Company self-reported to the Securities and Exchange Commission (SEC) that the Company's former president and chief executive officer had received improper payments from an entity doing business with one of the Company's joint ventures at the time of the payments, the Company has received notification of a formal order of investigation from the SEC. The Company believes that the matters being investigated relate to the improper payments received by its former president and chief executive officer and also to the Company's related-party transactions. As previously disclosed, in July 2005 the former president and chief executive officer resigned from the Company following the Company's discovery of the improper payments he received. The Company previously announced that in July 2005 the Audit Committee of the Board of Directors and the Audit Committee's independent law firm, Richards Spears Kibbe & Orbe LLP, commenced an internal investigation into the improper payments received by the former president and chief executive officer.

The Company intends to continue to fully cooperate with the SEC and the Audit Committee of the Company's Board of Directors and its counsel in this matter.

ABOUT ONE LIBERTY PROPERTIES, INC.

One Liberty is a New York-based REIT that specializes in the acquisition and ownership of a diverse portfolio of real estate properties under long term net leases. One Liberty's leases generally provide for contractual rent increases with all operating expenses and most or all other property related expenses paid by the tenant. For more information on One Liberty, please visit our website at www.onelibertyproperties.com.

SAFE HARBOR STATEMENT

Materials included in this filing may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words should be considered uncertain and forward-looking.

Contact: Mark Lundy - 516.466.3100